TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2020
TRADE AND OTHER RECEIVABLES
TRADE AND OTHER RECEIVABLES

24.    Trade and other receivables

Accounting policy

Trade and other receivables, excluding trade receivables for PGM concentrate sales, prepayments and value added tax, are non-derivative financial assets categorised as financial assets measured at amortised cost.

The above non-derivative financial assets are initially recognised at fair value and subsequently carried at amortised cost less allowance for impairment. Estimates made for impairment are based on a review of all outstanding amounts at year end in line with the impairment policy described in note 36. Irrecoverable amounts are written off during the period in which they are identified.

In addition to other types of PGM sales, trade receivables include actual invoiced sales of PGM concentrate, as well as sales not yet invoiced for which deliveries have been made and the control has transferred. The PGM concentrate receivables are financial assets measured at fair value through profit or loss, as the solely payments of principle and interest criteria is not met. The receivable amount calculated for the PGM concentrate delivered but not yet invoiced is recorded at the fair value of the consideration receivable at the date of delivery. At each subsequent reporting date the receivable is restated to reflect the fair value movements in the pricing mechanism which are recognised in revenue. Foreign exchange movements subsequent to the recognition of a sale are recognised as a foreign exchange gain or loss in profit or loss.

Figures in million - SA rand	2020	2019	2018
Trade receivables - gold sales	42.0	-	433.8
Trade receivables - PGM sales	4,655.3	2,681.1	5,310.1
PGM sales concentrate	4,030.0	2,341.6	5,310.1
PGM sales other	625.3	339.5	-
Other trade receivables	1,020.6	889.0	436.6
Payroll debtors	268.2	251.5	127.9
Interest receivable	56.5	14.6	8.9
Financial assets	6,042.6	3,836.2	6,317.3
Prepayments	368.8	442.9	296.9
Value added tax	454.2	355.9	218.8
Total trade and other receivables	6,865.6	4,635.0	6,833.0

Fair value of trade and other receivables

The fair value of trade receivables for PGM concentrate sales are determined based on ruling market prices, volatilities and interest rates, and constitutes level 2 on the fair value hierarchy (refer note 36.1).

The fair value of trade and other receivables measured at amortised cost approximate the carrying value due to the short maturity.

Credit risk

The Group is exposed to credit risk on the total carrying value of trade and other receivables.

Trade receivables measured at amortised cost are reviewed on a regular basis and an allowance for impairment is raised when they are not considered recoverable based on an expected credit loss assessment. The Group transacts exclusively with a limited number of large international institutions and other organisations with strong credit ratings and the negligible historical level of customer default. Trade receivables are currently in a sound financial position and no impairment has been recognised.

At 31 December 2020, other receivables of R199.2 million (2019: R139.9 million and 2018: R15.8 million) were considered impaired and are provided for. Impairment allowance movements were recognised in profit or loss, except for R95.2 million of the 2019 movement which related to impaired other receivables acquired with the Lonmin acquisition in 2019. The movement through profit or loss in the 2020 financial year relates to allowance for impairment recognised in respect of other receivables.

Commodity price risk

The Group is exposed to commodity price risk on PGM concentrate receivables that are still subject to provisional pricing adjustments after the reporting date. A change in the 4E basket price of 1% percent would impact revenue and the related PGM concentrate receivables by R30.6 million.

Foreign currency sensitivity

Certain of the Group’s components with SA rand as their functional currency have trade and other receivables which are settled in US dollar. The balances are sensitive to changes in the rand/US dollar exchange rate. A one percentage point change in the SA rand closing exchange rate of R14.69/US$ would have impacted profit for the year by R43.7 million.